SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                January 26, 2004

                              Moldflow Corporation
                              --------------------
               (Exact name of registrant as specified in charter)


          Delaware                        000-30027             04-3406763
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission file number)    (IRS employer
    of incorporation)                                        identification no.)


                     430 Boston Post Road, Wayland, MA 01778
                     ---------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (508) 358-5848



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Item 5.  Other Events

On January 26, 2004 Moldflow Corporation issued a press release regarding the acquisition of American MSI Corporation and announcing the resignation of Richard Underwood, the Company's Executive Vice President of Sales. The full text of the press release is attached to this Form 8-K as an exhibit.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits:

Exhibit 99.1 - Press Release issued by Moldflow Corporation dated January 26,
               2004.
Exhibit 99.2 - Press Release issued by Moldflow Corporation dated January
               26, 2004.


Item 12. Results of Operations and Financial Condition

This information is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On January 26, 2004, Moldflow Corporation issued a press release regarding the quarter ended December 27, 2003. The full text of the press release is attached to this Form 8-K as an exhibit.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     MOLDFLOW CORPORATION



Date: January 26, 2004                      By:      /s/ Suzanne E. MacCormack
                                                --------------------------------
                                             Name: Suzanne E. MacCormack
                                             Title:  Executive Vice President
                                                     and Chief Financial Officer





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                                  EXHIBIT INDEX


   Exhibit No.              Description
   ----------               -----------


99.1     Press Release issued by Moldflow Corporation dated January 26, 2004.
99.2     Press Release issued by Moldflow Corporation dated January 26, 2004.






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